Schedule of Investments
September 30, 2021
(Unaudited)
Invesco Income Allocation Fund
Schedule of Investments in Affiliated Issuers–100.07%(a)
	% of Net Assets 09/30/21	Value 12/31/20	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 09/30/21	Value 09/30/21
Alternative Funds–17.04%
Invesco Global Real Estate Income Fund, Class R6	7.07%	$37,899,642	$1,314,098	$(4,206,035)	$3,441,544	$218,481	$600,236	4,131,168	$38,667,730
Invesco Master Event-Linked Bond Fund, Class R6	—	8,715,180	223,800	(7,707,255)	90,153	(1,321,878)	214,052	—	—
Invesco Multi-Asset Income Fund, Class R6	9.97%	52,716,176	4,029,278	(1,904,461)	(145,211)	(119,958)	2,491,860	5,620,579	54,575,824
Total Alternative Funds		99,330,998	5,567,176	(13,817,751)	3,386,486	(1,223,355)	3,306,148		93,243,554
Domestic Equity Funds–16.86%
Invesco Dividend Income Fund, Class R6	5.79%	31,006,688	2,706,186	(5,017,857)	1,941,660	1,056,358	527,763	1,253,680	31,693,035
Invesco S&P 500® Enhanced Value ETF(b)	4.96%	27,351,948	1,688,222	(7,497,738)	5,007,175	599,752	471,332	659,125	27,149,359
Invesco S&P 500® High Dividend Low Volatility ETF(b)	6.11%	33,071,377	2,157,336	(5,876,758)	4,180,347	(106,544)	929,006	789,647	33,425,758
Total Domestic Equity Funds		91,430,013	6,551,744	(18,392,353)	11,129,182	1,549,566	1,928,101		92,268,152
Fixed Income Funds–58.85%
Invesco Core Plus Bond Fund, Class R6	12.49%	79,748,854	5,590,427	(15,635,827)	(1,206,267)	(149,116)	1,164,999	6,069,989	68,348,071
Invesco Corporate Bond Fund, Class R6	2.48%	19,031,740	1,282,360	(6,378,978)	(576,855)	246,842	360,318	1,728,731	13,605,109
Invesco Fundamental High Yield® Corporate Bond ETF	6.76%	18,321,364	18,660,049	(103,861)	108,472	106	769,939	1,898,672	36,986,130
Invesco Income Fund, Class R6(c)	6.08%	43,884,352	2,112,657	(13,581,435)	23,287	858,646	906,345	4,174,360	33,269,651
Invesco International Bond Fund, Class R6(c)	5.49%	27,590,974	6,419,983	(910,388)	(2,973,130)	11,610	575,965	5,743,216	30,037,019
Invesco Master Loan Fund, Class R6	9.17%	43,705,647	5,909,998	(1,295,878)	1,885,436	20,423	1,536,581	3,114,883	50,225,626
Invesco Taxable Municipal Bond ETF	11.87%	43,770,229	22,499,686	(956,038)	(343,488)	1,586	1,141,058	1,974,232	64,971,975
Invesco Variable Rate Preferred ETF	4.51%	26,092,673	3,203,846	(4,876,835)	220,777	37,751	795,352	941,198	24,678,212
Total Fixed Income Funds		302,145,833	65,679,006	(43,739,240)	(2,861,768)	1,027,848	7,250,557		322,121,793
Foreign Equity Funds–6.82%
Invesco S&P International Developed Low Volatility ETF	6.82%	31,484,312	6,237,574	(1,068,667)	711,658	(27,213)	780,370	1,218,990	37,337,664
Money Market Funds–0.50%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)	0.17%	902,480	34,566,452	(34,517,755)	—	—	204	951,177	951,177
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(d)	0.13%	727,670	24,635,015	(24,676,306)	(1)	74	90	686,177	686,452
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)	0.20%	1,031,406	39,504,517	(39,448,864)	—	—	86	1,087,059	1,087,059
Total Money Market Funds		2,661,556	98,705,984	(98,642,925)	(1)	74	380		2,724,688
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (excluding investments purchased with cash collateral from securities on loan) (Cost $497,209,689)	100.07%	527,052,712	182,741,484	(175,660,936)	12,365,557	1,326,920	13,265,556		547,695,851

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.29%
Invesco Private Government Fund, 0.02%(d)(e)	0.09%	1,328,312	92,708,838	(93,558,599)	—	—	369(f)	478,551	478,551
Invesco Private Prime Fund, 0.11%(d)(e)	0.20%	1,992,468	144,345,283	(145,221,266)	—	134	5,502(f)	1,116,173	1,116,619
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,595,170)	0.29%	3,320,780	237,054,121	(238,779,865)	—	134	5,871		1,595,170
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $498,804,859)	100.36%	$530,373,492	$419,795,605	$(414,440,801)	$12,365,557	$1,327,054(g)	$13,271,427(g)		$549,291,021
OTHER ASSETS LESS LIABILITIES	(0.36)%								(1,991,696)
NET ASSETS	100.00%								$547,299,325
Investment Abbreviations:
ETF -	Exchange-Traded Fund
See accompanying notes which are an integral part of this schedule.
Invesco Income Allocation Fund

Notes to Schedule of Investments:
(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	All or a portion of this security was out on loan at September 30, 2021.
(c)	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).
(d)	The rate shown is the 7-day SEC standardized yield as of September 30, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
(f)	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
(g)	Amounts exclude return of capital received from previously held underlying funds due to the timing of the determination of the character of dividends received.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Income Allocation Fund

Notes to Quarterly Schedule of Portfolio Holdings
September 30, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of September 30, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Affiliated Issuers	$544,971,163	$—	$—	$544,971,163
Money Market Funds	2,724,688	1,595,170	—	4,319,858
Total Investments	$547,695,851	$1,595,170	$—	$549,291,021
Invesco Income Allocation Fund